FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2006

UNITED STATES CELLULAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9712 (Commission File Number)	62-1147325 (IRS Employer Identification No.)

8410 West Bryn Mawr, Suite 700, Chicago, Illinois (Address of principal executive offices)	60631 (Zip Code)

Registrant's telephone number, including area code: (773) 399-8900

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Matters.

           U.S. Cellular is a limited partner in Barat Wireless, L.P. ("Barat Wireless"), an entity which participated in the auction of wireless spectrum designated by the Federal Communications Commission ("FCC") as Auction 66. Barat Wireless was qualified to receive a 25% discount available to designated entities. At the conclusion of the auction on September 18, 2006, Barat Wireless was the high bidder with respect to 17 licenses and had bid $127.1 million, net of its designated entity discount. The balance of Barat Wireless' payment due for those licenses with respect to which Barat Wireless was the high bidder is approximately $47.2 million and is expected to be due before October 21, 2006. Although it has no current commitment to do so, U.S. Cellular expects that it will agree to make additional capital contributions and advances to Barat Wireless and/or its general partner. While the bidding in Auction 66 has ended, the FCC has not yet awarded any of the licenses to winning bidders nor is there any prescribed timeframe for the FCC to review the qualifications of the various winning bidders and award licenses.

           Barat Wireless is in the process of developing its long-term business and financing plans. As of September 18, 2006, U.S. Cellular made capital contributions and advances to Barat Wireless and/or its general partner of $79.9 million to provide initial funding of Barat Wireless' participation in Auction 66. For financial reporting purposes, U.S. Cellular will consolidate Barat Wireless and Barat Wireless, Inc., the general partner of Barat Wireless, pursuant to the guidelines of Financial Accounting Standards Board Interpretation No. 46(R), Consolidation of Variable Interest Entities (revised December 2003)-an interpretation of ARB No. 51, as U.S. Cellular anticipates benefiting from or absorbing a majority of Barat Wireless' expected gains or losses. Pending finalization of Barat Wireless' permanent financing plan, and upon request by Barat Wireless, U.S. Cellular may agree to make additional capital contributions and advances to Barat Wireless and/or its general partner.

Item 9.01. Financial Statements and Exhibits

        (d)   Exhibits:

           In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed or furnished herewith are set forth on the Exhibit Index attached hereto.

           Attached as Exhibit 99.1 is a safe harbor cautionary statement under the Private Securities Litigation Reform Act of 1995.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

United States Cellular Corporation
(Registrant)

Date: September 22, 2006

By:	/s/ Kenneth R. Meyers

Kenneth R. Meyers
Executive Vice President - Finance, Chief Financial Officer and Treasurer

EXHIBIT INDEX The following exhibits are filed or furnished herewith as noted below.

Exhibit Number	Description of Exhibit
99.1	Private Securities Litigation Reform Act of 1995 Safe Harbor Cautionary Statement